                 [BOSTON TRUST INVESTMENT MANAGEMENT, INC. LOGO]
                        WALDEN SMALL CAP INNOVATIONS FUND

                               [WALDEN ASSET LOGO]

                        Prospectus dated October 24, 2008


Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                            TABLE OF CONTENTS



                  [SCALES]  RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------
Carefully review               3  Walden Small Cap Innovations Fund
this important
section for a
summary of the
Fund's
investments,
risks and fees.


                  [MAGNI-   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                  FYING
                  GLASS]
------------------------------------------------------------------------------
This section                   6  Walden Small Cap Innovations Fund
contains details               9  Investment Risks
on the Fund's                 11  The Walden Funds -- Environmental, Social
investment                        and Governance Guidelines
strategies and
risks.


                  [BOOK]    SHAREHOLDER INFORMATION
------------------------------------------------------------------------------
Consult this                  14  Pricing of Fund Shares
section to                    15  Purchasing and Adding to Your Shares
obtain details                17  Selling Your Shares
on how shares                 20  Exchanging Your Shares
are valued, how               21  Dividends, Distributions and Taxes
to purchase,
sell and
exchange shares,
related charges
and payments of
dividends.


                  [LINE     FUND MANAGEMENT
                  GRAPH]
------------------------------------------------------------------------------
Review this                   22  The Investment Adviser
section for                   22  Portfolio Manager
details on the
people and
organizations
who oversee the
Fund and its
investments.





2

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

      RISK/RETURN
        SUMMARY       [SCALES ICON]





                        WALDEN SMALL CAP INNOVATIONS FUND


INVESTMENT OBJECTIVE     The Walden Small Cap Innovations Fund seeks long-
                         term capital growth through an actively managed
                         portfolio of stocks of small capitalization
                         companies.


PRINCIPAL INVESTMENT     The Adviser pursues the Fund's investment
STRATEGIES               objective by investing primarily (at least 80% of
                         its assets) in a diversified portfolio of equity
                         securities of small cap companies. Shareholders
                         will be given 60 days' advance notice of any
                         change to this policy. "Assets" means net assets,
                         plus the amount of borrowing for investment
                         purposes. For these purposes, the Adviser defines
                         small cap issuers as those with market
                         capitalizations within the range encompassed by
                         the Russell 2000 Index at the time of purchase. As
                         of May 31, 2008, the market capitalization range
                         of the Russell 2000 Index was between $22 million
                         and $7.6 billion.

PRINCIPAL INVESTMENT     The Fund is subject to stock market risk.
RISKS                    Therefore, the value of the Fund's investments
                         will fluctuate with market conditions and the
                         value of your investment in the Fund will also
                         vary. You could lose money on your investment in
                         the Fund, or the Fund could underperform other
                         investments. The Fund also invests primarily in
                         the stocks of small capitalization companies and
                         is therefore subject to the risks associated with
                         small cap stocks which may be more volatile than
                         those of larger, more established issuers.
                         Investments in the Fund are not deposits of Boston
                         Trust Investment Management, Inc. (the "Adviser")
                         or Boston Trust & Investment Management Company
                         and are not insured or guaranteed by the Federal
                         Deposit Insurance Corporation or any other
                         government agency.

WHO MAY WANT TO          Consider investing in the Fund if you are:
INVEST?
                           - investing for a period of time in excess of 3
                             to 5 years
                           - able to bear (emotionally and/or financially)
                             the      risk of market value fluctuations in
                             the short or long-term
                           - looking to add a growth component to your
                             portfolio
                         This Fund will not be appropriate for someone:
                           - investing for a period of time less than 3 to
                             5 years
                           - not comfortable with market fluctuations
                           - looking for current income

PERFORMANCE              Because the Fund has not yet commenced operations,
                         no performance information is available.

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

  FUND EXPENSES  [SCALES ICON]





                  WALDEN SMALL CAP INNOVATIONS FUND

  ANNUAL FEES AND EXPENSES
  This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden
  Small Cap Innovations Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) on purchases                None
----------------------------------------------------------------
Maximum Deferred Sales Charge (load)                    None
----------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)(1)                          1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                        0.75%
----------------------------------------------------------------
Distribution and Service (12b-1) Fees                   None
----------------------------------------------------------------
Other Expenses(2)                                      0.68%
----------------------------------------------------------------
Total Fund Operating Expenses                          1.43%
----------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(3)           (0.18)%
----------------------------------------------------------------
Net Expenses(3)                                        1.25%

----------------------------------------------------------------



 (1) Fund shares redeemed within 60 days of purchase will be subject to a redemption fee equal to 1.00% of the value of shares redeemed.

 (2) Because the Fund is new, other expenses are estimates.


 (3) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.25% of its average daily net assets through October 24, 2009 (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.25% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.


  FUND EXPENSES  [SCALES ICON]





                  WALDEN SMALL CAP INNOVATIONS FUND

  EXPENSE EXAMPLE

  Use this table to compare fees and expenses with those of other funds. The table illustrates the amount of fees and expenses you would pay, assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of each period

     - Net Expenses for year 1, and Total Fund Operating Expenses thereafter


  Because this example is hypothetical and for comparison purposes only, your actual costs will be different.






WALDEN SMALL CAP                             1       3
INNOVATIONS FUND                           YEAR    YEARS
                                           $127     $435



  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]





                                       WALDEN SMALL CAP INNOVATIONS FUND



  TICKER SYMBOL:  WASOX


  INVESTMENT OBJECTIVE


  The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

  POLICIES AND STRATEGIES

  The Adviser pursues the Fund's investment objective by investing primarily (at least 80% of its net assets) in a diversified portfolio of equity securities of small cap companies. For these purposes, the Adviser defines small cap issuers as those with market capitalizations within the range encompassed by the Russell 2000 Index at the time of purchase. As of May 31, 2008, the market capitalization range of the Russell 2000 Index was between $22 million and $7.6 billion.

  Consistent with the Fund's investment objective, the Fund:


    - invests substantially all, but in no event less than 80%, of its net assets in U.S. domestic equity securities of small cap companies

    - will invest in the following types of equity securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants and any rights to purchase common stocks


    - seeks to invest in companies with innovative products, services or that offer environmental or societal benefits and potential financial rewards.


    - may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

    - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments

    - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

    - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

    - may invest in other investment companies

  INVESTMENT PROCESS


  The Fund's investment process focuses on security selection and portfolio construction. The Adviser employs a fundamental stock selection process within the framework of a thematic approach. The Adviser's goal is to construct a diversified portfolio of innovative, higher quality small cap companies.

  SECURITY SELECTION

  In general, the Adviser seeks to identify securities with two key characteristics: Higher Quality and Innovation.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]





                                       WALDEN SMALL CAP INNOVATIONS FUND

  Higher Quality -- The Adviser seeks to identify companies that are higher quality in terms of their financial characteristics. The Adviser defines higher quality companies as faster growing and more profitable with strong balance sheets. The Adviser may invest in companies that do not exhibit strength in these business characteristics if the Adviser expects significant improvement.


  Innovation -- The Adviser seeks to identify companies that are innovative in their products, services or processes. Innovative products are often ones for which consumers are willing to pay a premium. In particular, the Adviser seeks innovative companies that are leveraged to secular market trends with long-term investment potential. These secular market trends may include demographics, consumer lifestyle, an increasingly technical workforce, or legal and regulatory issues. Based on these trends, the Adviser identifies potential investment themes, which currently include, but are not limited to:
  Connectivity, Education, Energy Solutions, Healthy Living, Medical Care, Resource Efficiency, Underserved Markets, Waste Reduction and Workplace Leaders. The Adviser believes that, in general, these companies contribute positively to increased sustainability of corporations, society and the natural environment.

    - CONNECTIVITY: The U.S. population is increasingly dispersed and mobile. Products and services that increase individuals' remote connectivity and mobility, and boost corporations' worldwide management of physical assets, may offer productivity, safety, and efficiency benefits.

    - EDUCATION: Education spending accounts for 7% of U.S. GDP. Demographic trends, government funding and an increasingly technical workforce may boost demand for education-focused products and services.

    - ENERGY SOLUTIONS: Demand for technologies that expand and/or replace traditional energy sources has increased. Companies focused on creative energy solutions have been the target of persistent government funding.

    - HEALTHY LIVING: Demographic trends, increased attention to diet, and regulations have all sustained the growth in demand for products or services that increase individual well-being.

    - MEDICAL CARE: Health care spending accounts for approximately 15% of U.S. GDP, a level expected to rise due to demographic trends. Health care products or services that lower the cost, speed the delivery, reduce the invasiveness or pain of medical care, or offer new alternatives to medical conditions may experience greater market acceptance and success.


    - RESOURCE EFFICIENCY: There is a constrained supply of key resources such as water and conventional petroleum. Products and services that maximize the efficient use of resources may provide substantial cost savings.


    - UNDERSERVED MARKETS: Smaller companies may be well-positioned to offer products and services that address the unique demands of specific markets, communities or geographic areas. Demographic or regulatory trends may create these niche opportunities.

    - WASTE REDUCTION: Greater demand for clean air and water has increased resource-related regulatory requirements. Products and services that foster regulatory compliance may provide meaningful cost avoidance.

    - WORKPLACE LEADERS: Companies with superior workplace practices such as comprehensive benefits and innovative work-life programs may improve company performance by boosting employee productivity and lowering turnover costs.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]





                                       WALDEN SMALL CAP INNOVATIONS FUND

  Using a quantitative process, the Adviser narrows the universe of investable small cap companies to a subset of firms judged to be of superior relative financial quality. Typically, these companies exhibit sustainable sales growth, persistent profitability, and lower than average risk. The Adviser may invest in companies that do not exhibit strength in these business characteristics if the Adviser expects significant improvement. The Adviser then looks for companies that can capitalize on at least one of the investment themes listed above. Companies are also evaluated on the basis of environmental, social and governance ("ESG") guidelines. Please see the section entitled "The Walden Funds -- Environmental, Social & Governance Guidelines".


  The Adviser monitors each Fund holding, evaluating new information relative to the original investment thesis. The Fund may sell a stock when circumstances prompting the initial investment have changed significantly relative to the investment objective or when the Adviser determines that there are more attractive alternatives.


  PORTFOLIO CONSTRUCTION

  The Fund buys and sells securities subject to the following portfolio construction guidelines:

    - Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. The Fund seeks to maintain a weighted average market capitalization that falls within the range of the Russell 2000 Index.


    - In the aggregate, the Fund expects to invest in a set of companies that has financial characteristics superior to those of the small cap market. Such characteristics generally include higher company profitability, greater sales and earnings growth, lower risk, and reasonable valuation.


    - The Fund is broadly diversified across economic sectors. The Fund generally maintains economic sector weights comparable to those of the small cap market.

    - The weighting of any single investment generally does not exceed 3% of the Fund's net assets at market value at the time of purchase.

    - The Fund attempts to maintain a cash and/or money market instrument position of no more than 5% of its net assets, although cash flows may cause the Fund's cash position to be higher or lower.


  PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 50%. A portfolio turnover rate of 50% is equivalent to the Fund buying and selling half of the securities in its portfolio once during the course of a year. The higher the portfolio turnover rate, the more likely a fund is to incur higher brokerage costs and produce short-term capital gains distributions, which could increase a shareholder's income tax liability and reduce a fund's return. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.


  In the event that the Adviser determines that market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]





  INVESTMENT RISKS





  Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested.



  Generally, the Fund will be subject to the following risks:



    - SMALL-CAP RISK: Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.



    - MANAGEMENT RISK: The adviser's judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's judgment will produce the desired results.



    - MARKET RISK: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.



    - EQUITY RISK: The value of the equity securities held by the Fund, and thus the value of the Fund's shares, can fluctuate -- at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.



    - CONVERTIBLE SECURITY RISK: The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.



    - INTEREST RISK: Interest rate risk refers to the risk that the value of the Fund's fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.



    - CREDIT RISK: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund's portfolio. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or the market's perception of the issuer not being able to meet them increases.



    - FOREIGN INVESTING RISK: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.



    - INVESTMENT COMPANY RISK: Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund may invest in addition to the Fund's direct fees and expenses.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]






  INVESTMENT RISKS


  CONTINUED



    - GOVERNMENT RISK: The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.



  Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]





         THE WALDEN FUNDS -- ENVIRONMENTAL, SOCIAL & GOVERNANCE GUIDELINES


  The Walden Small Cap Innovations Fund integrates environmental, social and governance ("ESG") guidelines in connection with the management of its portfolio holdings. Walden Asset Management ("Walden"), an affiliate of the Adviser, also engages in shareholder advocacy, votes proxies, and pursues other initiatives with respect to this Fund.

  The Fund operates with the understanding that the sustainability of a business is connected, in part, to its treatment of workers, customers, communities and the natural environment as valuable, long-term assets. In selecting stocks, Walden favors investment in companies it deems to have relatively strong ESG records and seeks to avoid those with inferior ESG performance relative to peers. After investing in a company, Walden may also choose to pursue shareholder advocacy to encourage stronger corporate responsibility and accountability.

  Walden researches, evaluates and seeks to promote corporate responsibility in five broad areas of concern: products and services, environmental impact, workplace conditions, community relations and corporate governance. In doing so, Walden understands that companies are complex entities that generally exhibit a range of corporate conduct, from commendable to objectionable, across various dimensions of ESG performance. In addition, company performance can improve or erode over time, especially relative to peers. Hence, in each of the five broad areas identified above, and notwithstanding other investment considerations, Walden favors companies judged to demonstrate best practices relative to peers, improvement over time, robust management systems, and accountability through standardized public reporting and responsiveness to shareholders.

  Consistent with this ESG framework and subject to the Adviser's knowledge and judgment, potential and current holdings in each Fund are evaluated as follows:


    - PRODUCTS & SERVICES: Favor companies offering safe, high quality products and services that provide societal or environmental benefits. Avoid companies that derive significant revenue from the manufacture of weapons systems or hand guns, tobacco products and alcoholic beverages, or from gaming activities. Also seek to avoid companies with equity ownership in nuclear power plants or other significant involvement in the nuclear power fuel cycle.


    - ENVIRONMENTAL IMPACT: Favor above average companies with respect to energy and natural resource conservation, and reductions in the volume or toxicity of emissions and waste. Also favor companies that proactively address major environmental challenges, such as climate change or water scarcity. Avoid companies that have a pattern of serious or ongoing regulatory violations or below peer group performance on resource conservation and emissions and waste reduction.


    - WORKPLACE CONDITIONS: Favor companies with strong policies and programs that encourage workplace diversity, equal employment opportunity and work-life balance; respect workers' right to organize, and enforce high labor standards throughout their supply chains. Avoid companies with substandard performance in the hiring and promotion of women and minorities, or have a pattern of violating fair labor standards or health and safety regulations.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]





    - COMMUNITY RELATIONS: Favor companies that have formal structures for constructive engagement and positive relationships with local, indigenous and underserved communities. Also favor companies with strong policies and practices that uphold international human rights standards. Avoid companies believed to have significant complicity in serious violations of human rights. Also avoid companies that are unresponsive to local community concerns on key issues such as environmental impacts, facility siting, employment, or addressing the needs of disadvantaged populations.


    - CORPORATE GOVERNANCE: Favor companies with governance structures and practices that foster executive and board-level commitment to high standards of business ethics, independent decision-making and accountability of board members, and an environment of responsiveness and accountability to shareholders and other key stakeholders. Avoid companies without adequate management and board accountability, responsiveness or public reporting.

  Walden, on behalf of the Fund, pursues shareholder advocacy strategies to promote greater corporate social responsibility and encourage sustainable business practices. Additionally, if the ESG performance of a company in the Fund is perceived to have weakened over time, Walden considers the potential for effective shareholder advocacy in deciding whether to hold or sell the company. Walden's shareholder advocacy strategies focus on:



    - PROXY VOTING: The voting of proxies is an important fiduciary responsibility of fund managers. The Fund votes company proxies in a manner consistent with the Fund's financial and ESG objectives. For example, the Fund withholds support for director slates that do not have female and minority representation. General proxy voting guidelines and voting records for the Fund can be accessed at http://www.waldenassetmgmt.com.



    - DIALOGUE WITH COMPANIES: Walden often initiates or participates in dialogues with management of companies held by the Fund. Through telephone calls, letters and meetings with executives, the Fund presses portfolio companies to address issues of concern such as workplace practices and policies, environmental impact of operations, international standards and human rights, corporate governance and public reporting.


    - SHAREHOLDER RESOLUTIONS: Walden may take ESG concerns directly to other shareholders through the proxy resolution process. Often in a leadership capacity and in partnership with other concerned investors, Walden has used the proxy process to improve corporate policies and practices on issues such as: board composition and structure (diversity, independence, or annual election of directors); executive compensation; climate change; recycling initiatives; mercury pollution; drilling in environmentally sensitive areas; diversity disclosure and nondiscrimination policies; responses to HIV/AIDS pandemic; labeling of genetically engineered food; and vendor standards. Walden is often able to negotiate successfully with companies, leading to the withdrawal of the shareholder resolution. Many resolutions that have gone to vote achieved significant levels of shareholder support, prompting management to take positive action.


  INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                           [MAGNIFYING GLASS ICON]







    - PUBLIC POLICY: On behalf of the Fund, Walden may provide input in public policy debates relevant to the financial and ESG concerns of Walden fund shareholders. For example, in 2002 Walden submitted public comments in support of proposed Securities and Exchange Commission (SEC) rules requiring mutual funds to disclose proxy voting guidelines and records. In 2007, Walden submitted comments to the SEC, and testified at a congressional hearing held by the House Committee on Financial Services, against a set of SEC proposals that could have curtailed the right of shareholders to sponsor shareholder resolutions.


  Walden has sole discretion regarding the interpretation and implementation of the Fund's ESG guidelines. The Fund's guidelines are subject to change without shareholder approval. Additionally, the Fund may occasionally purchase a security that does not meet these guidelines for the primary purpose of shareholder advocacy. Such purchases will be limited to a maximum of 1% of total assets at the time of purchase.


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         PRICING OF FUND SHARES


  ------------------------------------------------------------------------------
  HOW NAV IS CALCULATED


  Shares of the Fund are sold at net asset value ("NAV") per share. The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of that Fund:

                                       NAV =
                            Total Assets - Liabilities

                          -------------------------------
                                 Number of Shares
                                    Outstanding


  You can find a Fund's NAV daily in The Wall Street Journal and other financial newspapers.

  ------------------------------------------------------------------------------


The net asset value per share of the Fund is determined at the time trading closes on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is known as the offering price.


Only valid purchase orders received by the Fund before 4:00 p.m. Eastern time will be effective at that day's offering price. On occasion, the NYSE will close before 4:00 p.m. Eastern time. When that happens, purchase orders accepted after the NYSE closes will be effective the following business day.


The Fund's securities generally are valued at current market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

 [cn]


  SHAREHOLDER
  INFORMATION          [BOOK ICON]






                         PURCHASING AND ADDING TO YOUR SHARES


  You may purchase the Fund through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

  The minimum initial investment in the Fund is $100,000. Subsequent investments must be at least $1,000. Shares of the Fund are offered continuously for purchase at the NAV per share of the Fund next determined after a purchase order is received. Investors may purchase shares of the Fund by check or wire, as described below.

  All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, starter checks, traveler's checks, money orders, cash and credit card convenience checks are not accepted.

  The Fund or the Adviser may waive its minimum purchase requirement, or the Fund may reject a purchase order, if it is deemed to be in the best interest of either the Fund and/or its shareholders.

  FREQUENT TRADING POLICY

  Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom the Fund believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund's ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

  The Fund charges a redemption fee of 1% of the value of the shares redeemed within 60 days of purchase. See sections on "Redemption Fees" and "Exchange Fees" below.

  SHAREHOLDER SERVICES AGREEMENTS

  The Fund is entitled to enter into Shareholder Services Agreements pursuant to which the Fund is authorized to make payments to certain entities which may include investment advisers, banks, trust companies, retirement plan administrators and other types of service providers which provide administrative services with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, the Fund is authorized to pay a service provider (which may include affiliates of the Fund) a shareholder services fee which is based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the service provider for providing certain administrative services to Fund shareholders with whom the service provider has a servicing relationship.


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         PURCHASING AND ADDING TO YOUR SHARES
                         CONTINUED

  INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you is that when you open an account, you are required to provide your name, residential address, date of birth, and identification number. We may require other information that will allow us to identify you.

  [PHONE ICON]
      BY REGULAR MAIL OR OVERNIGHT SERVICE

  INITIAL INVESTMENT:
  1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
  2. Make check or certified check payable to "Walden Small Cap Innovations
     Fund."
  3. Mail to: Boston Trust Mutual Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108.

  SUBSEQUENT INVESTMENTS:
  1. Subsequent investments should be made by check or certified check payable to the Fund and mailed to the address indicated above. Your account number should be written on the check.

  [PHONE ICON]
      BY WIRE TRANSFER

  Note: Your bank may charge a wire transfer fee.
  For initial investment: Before wiring funds, you should call 1-800-282-8782, ext. 7050, or 1-617-726-7050 to advise that an initial investment will be made by wire and to receive an account number. Follow the instructions below after receiving your account number.
  For initial and subsequent investments: Instruct your bank to wire transfer your investment to:
  Citizens Bank
  Routing Number: ABA #0115-0012-0
  For Credit to the Account of Boston Trust & Investment Management Co.
  DDA# 1133195811
  Include:
  Your name
  Your account number
  Fund name


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         SELLING YOUR SHARES
  INSTRUCTIONS FOR SELLING SHARES
  You may sell your shares at any time. Your sales price will be the next NAV after your valid sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.


  ------------------------------------------------------------------------------

   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

   A request for a withdrawal in cash from the Fund constitutes a redemption or sale of shares for a mutual fund shareholder.

  ------------------------------------------------------------------------------

  [PHONE ICON]
      BY TELEPHONE

  (unless you have declined telephone sales privileges)

     1. Call 1-800-282-8782, ext. 7050 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

  [PHONE ICON]
      BY MAIL

       2(a). Call 1-800-282-8782, ext. 7050 to request redemption forms or write a letter of instruction indicating:
             - your Fund and account number
             - amount you wish to redeem
             - address to which your check should be sent
             - account owner signature

       2(b). Mail to: Boston Trust Mutual Funds, c/o Boston Trust & Investment
             Management Company, One Beacon Street, Boston, MA 02108

  [PHONE ICON]
      BY OVERNIGHT SERVICE

  SEE INSTRUCTION 2 ABOVE.
  Send to: Boston Trust Mutual Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108

  [PHONE ICON]
      BY WIRE TRANSFER

  You must indicate this option on your application.

  The Fund may charge a wire transfer fee.
  Note: Your financial institution may also charge a separate fee.

  Call 1-800-282-8782, ext. 7050 to request a wire transfer.

  If you call by 4 p.m. Eastern Time, your payment normally will be wired to your bank on the next business day.


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         SELLING YOUR SHARES
                         CONTINUED

  GENERAL POLICIES ON SELLING SHARES

  REDEMPTIONS IN WRITING REQUIRED

  You must request redemption in writing in the following situations:

  1. Redemptions from Individual Retirement Accounts ("IRAs").
  2. Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following.
     - Your account address has changed within the last 10 business days.
     - The check is not being mailed to the address on your account.
     - The check is not being made payable to the owner(s) of the account.
     - The redemption proceeds are being transferred to another Fund account with a different registration.
     - The redemption proceeds are being wired to bank instructions not on your account.

  Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

  VERIFYING TELEPHONE REDEMPTIONS

  The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place orders requested by telephone, transaction requests may be made by registered or express mail.

  REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

  When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

  REFUSAL OF REDEMPTION REQUEST

  Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         SELLING YOUR SHARES
                         CONTINUED

  REDEMPTION IN KIND

  The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  CLOSING OF SMALL ACCOUNTS

  If your account falls below $50,000 due to redemption activity, the Fund may ask you to increase your balance. If it is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds at the then current NAV.

  UNDELIVERABLE REDEMPTION CHECKS

  For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

  REDEMPTION FEES

  If you redeem shares of the Fund within 60 days of purchase you will be charged a fee equal to 1% of the value of the shares redeemed. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares.

  The redemption fee also is applicable to exchanges. An exchange of shares of another Boston Trust or Walden Mutual Fund for shares of the Walden Small Cap Innovations Fund will be considered a purchase for purposes of calculating the redemption fee, such that the day the purchase order is received by the Walden Small Cap Innovations Fund is considered the first day of the period for purposes of calculating the 60 day holding period. Similarly, if Walden Small Cap Innovations Fund shares are exchanged for shares of another Boston Trust or Walden Mutual Fund, the date that the exchange order is processed by the Fund is considered the sale date. Not all redemptions and exchanges made within 60 days of purchase are subject to the redemption fee. The following types of redemptions and exchanges are exempt from the redemption fee:
    - redemption of shares purchased through Plan participant payroll or employer contributions
    - redemption of shares purchased through reinvestment of dividends or capital gain distributions
    - transfers or re-registrations within the Walden Small Cap Innovations Fund
    - individual retirement account (IRA) conversions, rollovers and re-characterizations
    - redemptions constituting a distribution from a traditional, Roth, SEP, SIMPLE, rollover, or inherited IRA for a client at least 70-1/2 years old
    - redemptions to pay Fund or account fees
    - redemptions to pay distributions, loans, and in-service withdrawals from retirement plans
    - redemptions or transfers of shares as a result of a retirement plan termination
    - redemptions or transfer of shares at the direction of a retirement plan sponsor


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         SELLING YOUR SHARES
                         CONTINUED

  The redemption fee is retained by the Walden Small Cap Innovations Fund to offset any brokerage commissions, transaction costs, capital gains impacts and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders.

  If you purchased shares through an investment representative, the redemption fee is imposed by the investment representative. As such, the Fund is dependant on the representative to collect and forward the fee to the Walden Small Cap Innovations Fund. There is no assurance that the Fund or the investment representatives will be able to identify all transactions subject to the redemption fee. Consequently, to the extent that the Fund is unable to identify all such transactions, long-term investors may be adversely affected.

  The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

  In addition to the circumstances noted above, the Fund reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

  If your shares are held through a financial intermediary in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

 -
                         EXCHANGING YOUR SHARES


  You can exchange your shares in the Fund for shares of another Boston Trust or Walden Mutual Fund. No transaction fees are charged for exchanges. An exchange is considered a sale. Consequently, gains from an exchange may be subject to applicable tax.


  You must meet the minimum investment requirements for the Fund into which you are exchanging.

  INSTRUCTIONS FOR EXCHANGING SHARES

  Exchanges may be made by sending a written request to Boston Trust Mutual Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108, or by calling 1-800-282-8782, ext. 7050. Please provide the following information:
    - Your name and telephone number
    - The exact name on your account and account number
    - Taxpayer identification number (usually your social security number)
    - Dollar value or number of shares to be exchanged
    - The name of the Fund from which the exchange is to be made
    - The name of the Fund into which the exchange is being made.
  Please refer to "Selling your Shares" for important information about telephone transactions.

 -


  SHAREHOLDER
  INFORMATION          [BOOK ICON]





                         EXCHANGING YOUR SHARES
                         CONTINUED

  NOTES ON EXCHANGES

    - The registration and tax identification numbers of the two accounts must be identical.
    - The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.
    - Walden Small Cap Innovations Fund shares exchanged for shares of another Boston Trust or Walden Fund within 60 days of purchase will be subject to a fee equal to 1% of the value of shares redeemed. See the section titled "Redemption Fees" for more information.


                         DIVIDENDS, DISTRIBUTIONS AND TAXES


  Any income the Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends and capital gains distributions on the Fund usually are paid annually.


  Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

  An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

  Dividends are taxable as ordinary income. Distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your shares.

  Dividends are taxable in the year they are paid or credited to your account. However, dividends declared in October, November or December to shareholders of record in such a month and paid by January 31st are taxable on December 31st of the year they are declared.

  Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund generally are taxed to individual taxpayers: (i) distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%; (ii) a shareholder will also have to satisfy a greater than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate; and (iii) distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

  You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your state of residence, distributions also may be subject to state and local taxes, including withholding taxes. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

  Foreign shareholders may be subject to special withholding requirements.

 -


  FUND MANAGEMENT  [LINE GRAPH ICON]





                     DIVIDENDS, DISTRIBUTIONS AND TAXES
                     CONTINUED

  The Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your account application.

  This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Fund.

                     THE INVESTMENT ADVISER

  Boston Trust Investment Management, Inc. (the "Adviser"), One Beacon Street, Boston, MA 02108, is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company ("Boston Trust").

  The Adviser makes the day-to-day investment decisions for the Fund. In addition, the Adviser continuously reviews, supervises and administers the Fund's investment program. For these advisory services, the Fund will pay the Adviser investment advisory fees equaling 0.75% of its average daily net assets during the fiscal year ended March 31, 2009.

  Information regarding the factors considered by the Board of Trustees of the Fund in connection with their approval of the Investment Advisory Agreement with respect to the Fund will be provided in the Fund's Report to Shareholders for the period ended March 31, 2009.

  SOCIAL RESEARCH AND SHAREHOLDER ADVOCACY


  Walden Asset Management ("Walden"), an affiliate of the Adviser, performs shareholder advocacy, proxy voting, and other public policy initiatives for the Adviser with respect to the Fund. Walden uses an in-house research and advocacy team to implement the Fund's socially responsive investment criteria and shareholder advocacy initiatives. Since 1975, Walden has been a leader in socially responsive investing.


 -
                     PORTFOLIO MANAGER

  The following individual serves as portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio:


  WALDEN SMALL CAP         Mr. Scott joined the Adviser in January 1999. He
  INNOVATIONS FUND:        manages small cap and large cap portfolios for
                           individual and institutional clients. Mr. Scott also
  KENNETH SCOTT, CFA       performs securities research responsibilities in a
                           variety of market sectors. From 1993 through 1998, he worked for the Calvert Group. Mr. Scott served previously for three years as a senior research analyst at the Council on Economic Priorities, a non-profit research institute. He earned a BA, cum laude, at Boston College and is a holder of the Chartered
                           Financial Analyst (CFA) designation and a member of the Boston Security Analysts Society.


  The Statement of Additional Information has more detailed information about the Adviser as well as additional information about the portfolio manager's compensation arrangements, other accounts managed, and ownership of securities of the Fund.

 -


  FUND MANAGEMENT  [LINE GRAPH ICON]





                     THE DISTRIBUTOR AND ADMINISTRATOR

  Foreside Distribution Services, L.P., 100 Summer Street, Boston, MA 02110 is the Fund's distributor and Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 is the Fund's administrator.

  CAPITAL STRUCTURE

  The Coventry Group was organized as a Massachusetts business trust on January 8, 1992. Overall responsibility for the management of the Fund is vested in the Board of Trustees. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. An annual or special meeting of shareholders to conduct necessary business is not required by the Coventry Group's Declaration of Trust, the Investment Company Act of 1940 or other authority, except under certain circumstances. Absent such circumstances, the Coventry Group does not intend to hold annual or special meetings.

  DISCLOSURE OF FUND PORTFOLIO HOLDINGS

  A complete list of the Fund's portfolio holdings will be publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q and on the Fund's website at www.btim.com. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is provided in the Statement of Additional Information (SAI).

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional investment information. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

THE FUND CURRENTLY MAINTAINS A SEPARATE INTERNET WEBSITE CONTAINING COPIES OF THEIR REPORTS OR THE SAI AT WWW.BTIM.COM. YOU ALSO CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUND BY CONTACTING THE FUND AT:

                     BOSTON TRUST MUTUAL FUNDS
                     C/O BOSTON TRUST & INVESTMENT MANAGEMENT COMPANY ONE BEACON STREET
                     BOSTON, MASSACHUSETTS 02108
                     TELEPHONE: 1-800-282-8782 X 7050

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:


IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov


BY ELECTRONIC REQUEST:

publicinfo@sec.gov


Investment Company Act File No. 811-6526.                           BTWPU  10/08


                                                     [Recycle Logo]

                       WALDEN SMALL CAP INNOVATIONS FUND



                           AN INVESTMENT PORTFOLIO OF


                               THE COVENTRY GROUP

                       STATEMENT OF ADDITIONAL INFORMATION



                                 October 24, 2008




     This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for Walden Small Cap Innovations Fund (the "Fund"), dated the same date as the date hereof (the "Prospectus"). The Fund is a separate investment portfolio of The Coventry Group (the "Group"), an open-end investment management company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Boston Trust Mutual Funds c/o Boston Trust Investment Management, Inc. at One Beacon Street, Boston, Massachusetts 02108, by telephoning toll free (800) 282-8782, ext. 7050 and on the Funds' website at www.btim.com.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.........................................    3
   Additional Information On Portfolio Instruments.........................    3

INVESTMENT RESTRICTIONS....................................................    7
   Portfolio Turnover......................................................    9

NET ASSET VALUE............................................................    9
   Additional Purchase and Redemption Information..........................   10

MANAGEMENT OF THE GROUP....................................................   11
   Trustees and Officers...................................................   11
   Investment Adviser......................................................   15
   Portfolio Manager Information...........................................   16
   Code Of Ethics..........................................................   18
   Portfolio Transactions..................................................   18
   Administrator And Fund Accounting Services..............................   20
   Distributor.............................................................   22
   Custodian...............................................................   22
   Transfer Agency Services................................................   22
   Independent Registered Public Accounting Firm...........................   23
   Legal Counsel...........................................................   23

ADDITIONAL INFORMATION.....................................................   24
   Description Of Shares...................................................   25
   Vote Of A Majority Of The Outstanding Shares............................   25
   Additional Tax Information..............................................   25
   Yields And Total Returns................................................   29
   Performance Comparisons.................................................   32
   Proxy Voting............................................................   33
   Disclosure of Fund Portfolio Holdings...................................   34

MISCELLANEOUS..............................................................   34

FINANCIAL STATEMENTS.......................................................   35

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP

     The Coventry Group (the "Group") is an open-end investment management company which offers currently its shares in separate series. This Statement of Additional Information deals with one such series: Walden Small Cap Innovations Fund, which is managed by Boston Trust Investment Management, Inc. Boston Trust Investment Management, Inc. also serves as the investment adviser to the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Mid Cap Fund, Walden Balanced Fund and Walden Social Equity Fund, each a series of the Group. Information relating to the other series of the Group is contained in a separate Statement of Additional Information. As used in this SAI, the term "Funds" collectively refers to each series of the Group advised by Boston Trust Investment Management, Inc. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information On Portfolio Instruments

     The following policies supplement the investment objectives and policies of each Fund as set forth in the respective Prospectus.

     MONEY MARKET INSTRUMENTS. Money market instruments selected for investment by the Funds include high grade, short-term obligations, including those issued or guaranteed by the U.S. Government, its agencies and instrumentalities, U.S. dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks (generally banks with assets in excess of $1 billion), repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment are rated A-1 or A-1+ by S&P or P-1 by Moody's, or, if unrated, of comparable quality as determined by the Adviser.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under such agreements, the seller of a security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Funds will enter generally into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of the Funds' net assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Funds to the seller of the U.S. Government security subject to the repurchase agreement. In the event of the insolvency or default of the seller, the

Funds could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. As with any unsecured debt instrument purchased for the Funds, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

     There is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

     WHEN-ISSUED SECURITIES. The Funds are authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. To the extent that assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds would earn no income; however, it is the Funds' intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that its net asset value or income will be affected adversely by its purchase of securities on a when-issued basis. The Funds will designate liquid securities equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

     FOREIGN SECURITIES. Each Fund may invest up to 15% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There can be no assurance that the Adviser will be able to anticipate these potential events and/or counter their impacts on a Fund's share price.

     Securities of foreign issuers may be held by the Funds in the form of American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     Each Fund may invest without regard to the 15% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

     DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies' (as described below) opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.

     If a security's rating is reduced while it is held by the Funds, the Adviser will consider whether the Funds should continue to hold the security, but the Funds are not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

     The Boston Trust Balanced Fund and the Walden Social Balanced Fund reserve the right to invest up to 20% of their assets in securities rated lower than BBB- by Standard & Poor's Ratings Group ("S&P") or lower than Baa3 by Moody's Investors Service, Inc. ("Moody's"), but rated at least B- by S&P or B3 by Moody's (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes, or perceived changes, in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could affect adversely their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is smaller and less active than that for higher quality securities, which may limit the ability of the Boston Trust Balanced Fund and the Walden Social Balanced Fund to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a smaller and less actively-traded market.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Boston Trust Balanced Fund and the Walden Social Balanced Fund may have to replace the security with a lower-yielding security, resulting in a decreased return to investors. Also, because the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Boston Trust Balanced Fund and the Walden Social Balanced Fund may decline proportionately more than funds consisting of higher-rated securities. If the Boston Trust Balanced Fund and the Walden Social Balanced Fund experience unexpected net redemptions, they may be forced to sell their higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Boston Trust Balanced Fund and the Walden Social Balanced Fund to the risks of lower-rated securities. Investments in zero-coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objectives and policies, each Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets. The Funds will engage in futures contracts and related options only for hedging purposes and will not engage in such transactions for speculation or leverage.

     Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. If the Funds were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire worthless. If the Funds were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Funds forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Funds, the Funds would not be able to close out the option. If restrictions on exercise were imposed, the Funds might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Funds is covered by an option on the same index purchased by the Funds, movements in the index may result in a loss to the Funds; such losses might be mitigated or exacerbated by changes in the value of the Funds' securities during the period the option was outstanding.

     Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Funds may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Funds.

     ILLIQUID AND RESTRICTED SECURITIES. The Funds may not invest more than 5% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Funds' decision to dispose of such securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.

     CONVERTIBLE SECURITIES. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as each Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

     Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

     The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

     A closed end fund in which a Fund invests may issue auction preferred shares ("APS"). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed end fund be required to redeem APS in the event of a failed auction. As a result, a Fund's investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

     Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

     Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund's common shares in an attempt to enhance the current return to such closed-end Fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

     DEPOSITARY RECEIPTS. Sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

     INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and each Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, each Fund becomes a shareholder of that investment company. As a result, each Fund's shareholders indirectly will bear each Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses each Fund's shareholders directly bear in connection with each Fund's own operations.

     Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

     Under Rule 12d1-1 under the 1940 Act, however, a Fund may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund's investment policies and restrictions and the conditions of the rule. Pursuant to Rule 12d1-2 under the 1940 Act, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund's investment policies and
(3) affiliated or unaffiliated money market funds as part of "cash sweep" arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on
Section 12(d)(1)(F) and (G) of the 1940 Act.

     PREFERRED STOCK. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to each Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to each Fund.

     RIGHTS. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to each Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

     WARRANTS. Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to each Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.


                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the 1940 Act. The Funds may not:

     1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

     2. (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

          (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

     3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (The Funds are not precluded from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     4. Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in this SAI).

     5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

     7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Funds would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Funds' assets may be invested without regard to this limitation.

     The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

     1. Purchase any security if as a result the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

     2.   Invest in any issuer for purposes of exercising control or management.

     3. Invest in securities of other investment companies which would result in the Funds owning, absent reliance on an applicable exemption under the 1940 Act, more than 3% of the outstanding voting securities of any one such investment company, Funds owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or Funds owning securities of investment companies in the aggregate which would exceed 10% of the value of the Funds' total assets.

     4. Invest, in the aggregate, more than 5% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

     5. Invest more than 15% of its assets in securities of foreign issuers (including American Depositary Receipts with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a domestic national securities exchange).

     6.   Invest in securities issued by any affiliate of the Adviser.

     If a percentage restriction described in the Prospectus or this Statement of Additional Information is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policies regarding borrowing and illiquid securities or as otherwise specifically noted.

Portfolio Turnover

     The portfolio turnover rate for the Funds is calculated by dividing the lesser of the Funds' purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

     The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates generally will result in higher transaction costs, including brokerage commissions, to the Funds and may result in additional tax consequences to the Funds' Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of the Funds is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving, and Christmas. The Funds do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading, even if there is sufficient trading in portfolio securities on such days to materially affect the net asset value per share.

     Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

     Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Funds do not provide prices, may be valued by the Group using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Group and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

Additional Purchase and Redemption Information

     Shares of each of the Funds are sold on a continuous basis by Foreside Distribution Services, L.P. ("Foreside"), and Foreside has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from Foreside, Shares may be purchased through procedures established by Foreside in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

     The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                            MANAGEMENT OF THE GROUP

INTERESTED TRUSTEES

None


INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                                                                 FUNDS IN FUND
                           POSITION(S)                                                             COMPLEX**         OTHER
                            HELD WITH    TERM OF OFFICE* AND     PRINCIPAL OCCUPATION(S)           OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE       THE FUNDS    LENGTH OF TIME SERVED   DURING PAST FIVE YEARS           BY TRUSTEE    HELD BY TRUSTEE
---------------------      -----------   ---------------------   -----------------------         -------------  ---------------
Diane E. Armstrong          Trustee      Indefinite;             Director of Financial Planning,     10          The Coventry
3435 Stelzer Road                        Since November,         Professional Planning                           Funds Trust
Columbus, Ohio 43219                     2004.                   Consultants, Inc.
Date of Birth: 7/2/1964                                          July, 2008 to present.
                                                                 Principal of King, Dodson
                                                                 Armstrong Financial
                                                                 Advisors, Inc. August,
                                                                 2003 to July, 2008.
                                                                 Director of Financial
                                                                 Planning, Hamilton Capital
                                                                 Management. April, 2000 to
                                                                 August, 2003.


Walter B. Grimm             Trustee      Indefinite;             President, Leigh Investments,      10           The Coventry
3435 Stelzer Road                        Since April, 1997       Inc. November 2005 to present.                  Funds Trust,
Columbus, Ohio 43219                                             Employee BISYS Fund Services                    Performance
Date of Birth: 6/3/1945                                          Ohio, Inc. June, 1992 to                        Funds
                                                                 October, 2005


Maurice G. Stark            Trustee      Indefinite;             Consultant to Battelle             10           The Coventry
3435 Stelzer Road                        Since January, 1992.    Memorial Institute                              Funds Trust
Columbus, Ohio 43219                                             (non-profit research group).
Date of Birth: 9/23/1935                                         January, 1995 to present.

Michael M. Van Buskirk      Trustee and  Indefinite;             President and Chief                10           The Coventry
3435 Stelzer Road           Chairman of  Trustee since           Executive Officer, Ohio                         Funds Trust
Columbus, Ohio 43219        the Board    January, 1992.          Bankers League. May,
Date of Birth: 2/22/1947                 Chairman since          1991 to present.
                                         January, 2006.

James H. Woodward           Trustee      Indefinite;             Chancellor Emeritus,               10           The Coventry
3435 Stelzer Road                        Since February, 2006    University of North Carolina                    Funds Trust
Columbus, Ohio 43219                                             at Charlotte. August, 2005
Date of Birth: 11/24/1939                                        to present. Chancellor,
                                                                 University of North Carolina
                                                                 at Charlotte. July, 1989 to
                                                                 July, 2005.

------------------

*   Trustees hold their position until their resignation or removal.

**  The "Fund Complex" consists of The Coventry Group and The Coventry Funds
    Trust.

OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)
                           HELD WITH     TERM OF OFFICE* AND
NAME, ADDRESS AND AGE      THE FUNDS    LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------      -----------  ---------------------   -----------------------------------------------------
John Danko                 President    Indefinite;             Vice President, client service, Citi Fund Services Ohio,
3435 Stelzer Road                       Since August, 2008      Inc. (formerly, BISYS Fund Services Ohio, Inc.) November, 1999
Columbus, OH 43219                                              to present
Date of Birth: 7/30/65

Robert W. Silva            Treasurer    Indefinite;             Senior Vice President, Citi Fund Services Ohio, Inc.
3435 Stelzer Road                       Since February, 2008    (formerly BISYS Fund Services Ohio, Inc.) (fund administrator),
Columbus, OH 43219                                              September, 2007 to present; Assistant Vice President, Citizens
Date of Birth: 8/15/1966                                        Advisers, Inc., May, 2002 to August, 2007


Curtis Barnes              Secretary    Indefinite;             Senior Vice President-Legal Services, Citi Fund Services Ohio, Inc.
100 Summer Street                       Since May, 2007         (formerly, BISYS Fund Services Ohio, Inc.) May, 1995 to present.
Boston, MA 02110
Date of Birth: 9/24/1953

Eric B. Phipps             Chief        Indefinite;             Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund
3425 Stelzer Road          Compliance   Since November, 2006    Services Ohio, Inc.) June, 2006 to present. Staff Accountant
Columbus, Ohio 43219       Officer                              United States Securities and Exchange Commission October, 2004 to
Date of Birth: 6/20/1971                                        May, 2006. Director of Compliance BISYS Fund Services Ohio, Inc.
                                                                December, 1995 to October, 2004.

------------------

* Officers hold their positions until a successor has been duly elected and qualified.

BOARD COMMITTEES

     The Board has an Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee oversees the Group's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Group's financial statements and the independent audit thereof. The members of the Audit Committee, which met three times during the last fiscal year, is composed of all of the Board's independent trustees. The Nominating Committee, also comprised of all of the independent trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. During the last fiscal year, the Nominating Committee held no meetings. The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Group's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets as necessary.

OWNERSHIP OF SECURITIES

     As of August 8, 2008, the Group's Trustees and officers, as a group, owned less than 1% of each Fund's outstanding Shares. For the year ended December 31, 2007, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:

INTERESTED TRUSTEES

None


INDEPENDENT TRUSTEES

                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                                     REGISTERED INVESTMENT
                                                     COMPANIES OVERSEEN BY
                         DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE      SECURITIES IN THE FUNDS      INVESTMENT COMPANIES*
----------------------   -----------------------   -------------------------
Diane E. Armstrong                  $0                         $0
Walter B. Grimm                     $0                    $1 - $10,000
Maurice G. Stark                    $0                 $10,001 - $50,000
Michael M. Van Buskirk              $0                 $50,001 - $100,000
James H. Woodward                   $0                         $0

* "Family of Investment Companies" means The Coventry Group and The Coventry Funds Trust.

     The Officers of the Group (other than the Chief Compliance Officer) receive no compensation directly from the Group for performing the duties of their offices. Citi Fund Services Ohio, Inc. ("Citi") receives fees from the Funds for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Bunstine, Barnes, Silva and Phipps are employees of Citi.

     Trustees of the Group not affiliated with Citi receive from the Group, effective as of May 17, 2007, the following fees: a quarterly retainer fee of $2,000 per quarter; a regular meeting fee of $3,000 per meeting; a special in-person meeting fee of $1,000; a telephonic meeting fee of $500; an and a $500 per meeting fee for all other committee meetings. Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with Citi do not receive compensation from the Group.

     For the fiscal year ended March 31, 2008 the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:

                                               PENSION OR         ESTIMATED     TOTAL COMPENSATION
                            AGGREGATE     RETIREMENT BENEFITS       ANNUAL       FROM THE FUND AND
                          COMPENSATION     ACCRUED AS PART OF   BENEFITS UPON    FUND COMPLEX PAID
    NAME OF TRUSTEE      FROM THE FUNDS      FUNDS EXPENSES       RETIREMENT      TO THE TRUSTEES*
----------------------   --------------   -------------------   -------------   ------------------
Diane E. Armstrong           $10,388               $0                 $0              $24,500
Walter B. Grimm              $ 9,483               $0                 $0              $22,500
Maurice G. Stark             $10,388               $0                 $0              $24,500
Michael M. Van Buskirk       $10,388               $0                 $0              $24,500
James H. Woodward            $ 9,370               $0                 $0              $22,250


*    The "Fund Complex" consists of The Coventry Group and The Coventry Funds
     Trust.

Investment Adviser

     Investment advisory and management services are provided to the Funds by Boston Trust Investment Management, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of September 30, 2004, as amended. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company, a Massachusetts chartered banking and trust company ("Boston Trust"), which in turn is a wholly-owned subsidiary of BTIM Corporation, a bank holding company organized as a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates: Boston Trust Balanced Fund 0.75% of average daily net assets; Boston Trust Equity Fund 0.75% of average daily net assets; Boston Trust Small Cap Fund 0.75% of average daily net assets; Boston Trust Midcap Fund 0.75% of average daily net assets; Walden Social Balanced Fund 0.75% of average daily net assets; and Walden Social Equity Fund 0.75% of average daily net assets. The Walden Small Cap Innovations Fund had not commenced operations as of the date of this SAI.

     Unless sooner terminated, the Investment Advisory Agreement for each Fund will continue in effect until February 28, 2005 and year to year thereafter for successive annual periods if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Funds at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or for reasons as set forth in the Agreement.

     The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

     Continuation of the Investment Advisory Agreement with respect to each of the Funds, other than the Walden Small Cap Innovations Fund, was approved by both a majority of the Trustees and a majority of the independent Trustees at a meeting held on February 28, 2008.


     The initial approval of the Investment Advisory Agreement for the Walden Small Cap Innovations Fund was approved by both a majority of the Trustees and a majority of the independent Trustees at a meeting held on August 13, 2008.

     For the fiscal year ended March 31, 2006, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement, and the Adviser reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds, as follows: the Boston Trust Balanced Fund paid the Adviser investment advisory fees of $1,288,473 and the Adviser reimbursed the Fund $41,828 in advisory fees; the Boston Trust Equity Fund paid the Adviser investment advisory fees of $326,874 and the Adviser reimbursed the Fund $26,932 in advisory fees; the Walden Social Balanced Fund paid the Adviser investment advisory fees of $216,813 and the Adviser reimbursed the Fund $38,056 in advisory fees; and the Walden Social Equity Fund paid the Adviser investment advisory fees of $347,340 and the Adviser reimbursed the Fund $32,149 in advisory fees. For the period from December 16, 2005 (commencement of operations) through March 31, 2006, the Boston Trust Small Cap Fund paid the Adviser investment advisory fees of $17,814 and the Adviser reimbursed the Fund $6,048 in advisory fees.

     For the fiscal year ended March 31, 2007, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement, and the Adviser waived and/or reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds, as follows: the Boston Trust Balanced Fund paid the Adviser investment advisory fees of $1,227,604 and the Adviser reimbursed the Fund $19,700 in advisory fees; the Boston Trust Equity Fund paid the Adviser investment advisory fees of $394,447 and the Adviser reimbursed the Fund $28,636 in advisory fees; the Walden Social Balanced Fund paid the Adviser investment advisory fees of $221,758 and the Adviser reimbursed the Fund $34,656 in advisory fees; and the Walden Social Equity Fund paid the Adviser investment advisory fees of $365,634 and the Adviser reimbursed the Fund $45,669 in advisory fees. Boston Trust Small Cap Fund paid the Adviser investment advisory fees of $116,953 and the Adviser reimbursed the Fund $19,675 in advisory fees.

     For the fiscal year ended March 31, 2008, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement, and the Adviser waived and/or reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds, as follows: the Boston Trust Balanced Fund paid the Adviser investment advisory fees of $1,374,279 and the Adviser reimbursed the Fund $38,090 in advisory fees; the Boston Trust Equity Fund paid the Adviser investment advisory fees of $497,428 and the Adviser reimbursed the Fund $29,881 in advisory fees; the Walden Social Balanced Fund paid the Adviser investment advisory fees of $242,677 and the Adviser reimbursed the Fund $34,901 in advisory fees; and the Walden Social Equity Fund paid the Adviser investment advisory fees of $392,795 and the Adviser reimbursed the Fund $64,706 in advisory fees. Boston Trust Small Cap Fund paid the Adviser investment advisory fees of $224,495 and the Adviser reimbursed the Fund $0 in advisory fees. For the period from September 24, 2007, (commencement of operations) through March 31, 2008, the Boston Trust Midcap Fund paid the Adviser investment advisory fees of $53,308 and the Adviser reimbursed the Fund $38,046 in advisory fees.

     The Walden Small Cap Innovations Fund had not commenced operations as of the date of this SAI.

Portfolio Manager Information

     Kenneth Scott serves as Portfolio Manager for the Walden Small Cap Innovations Fund. The following table lists the number and types of other accounts managed by Mr. Scott and assets under management in those accounts as of March 31, 2008:

                       OTHER                       OTHER POOLED                                                 OTHER
                    REGISTERED         ASSETS       INVESTMENT       ASSETS                     ASSETS      TOTAL ASSETS
PORTFOLIO           INVESTMENT         MANAGED        VEHICLE        MANAGED       OTHER        MANAGED        MANAGED
MANAGER          COMPANY ACCOUNTS   ($ MILLIONS)     ACCOUNTS     ($ MILLIONS)   ACCOUNTS*   ($ MILLIONS)    ($ MILLIONS)
--------------   ----------------   ------------   ------------   ------------   ---------   ------------   ------------
KENNETH SCOTT            0               $0              2            $  6           72          $833          $  839

----------
* The majority of these other accounts are invested in one of the other investment vehicles listed above.

     The Adviser has no performance-based accounts.

     Portfolio managers at the Adviser may manage accounts for multiple clients. Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

     The compensation of the portfolio managers varies with the general success of the Adviser as a firm and its affiliates. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser and its affiliates for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as a Fund's performance or asset level.

     The Adviser's compensation structure is designed to recognize cumulative contribution to its investment policies and process, and client service. Compensation incentives align portfolio manager interests with the long-term interest of clients. Short-term, return based incentives, which may encourage undesirable risk are not employed. Returns and portfolios are monitored for consistency with investment policy parameters.

     The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

Code Of Ethics

     The Coventry Group, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading practices of its personnel. Each Code permits covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

Portfolio Transactions

     References to the Adviser with respect to portfolio transactions include its affiliate, Boston Trust & Investment Management Company. Pursuant to the Investment Advisory Agreement with respect to the Funds, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute such Funds' portfolio transactions.

     Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Funds' brokerage transactions which are in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Funds or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its respective agreement regarding management of the Funds. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which is fair and equitable to the Group and the Funds. During the fiscal year ended March 31, 2007, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund paid $57,195, $29,166, $12,217, $11,657 and $26,198 respectively, in commissions to firms that provide brokerage and research services to the Fund for aggregate portfolio transactions of $54,063,968, $27,759,048, $7,786,513, $10,619,420 and $24,609,385
respectively. During the fiscal year ended March 31, 2008, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Midcap Fund (from Fund commencement of operations on September 24, 2007), Walden Social Balanced Fund and Walden Social Equity Fund paid $55,730, $26,270, $17,982, $6,759, $14,805, $25,756 respectively, in commissions to firms that provide brokerage and research services to the Fund for aggregate portfolio transactions of $44,819,535, $22,268,720, $9,509,292, $4,756,563, $12,703,502,
$21,829,813 respectively. These transactions were on a best execution basis, as discussed above. The provision of research was not necessarily a factor in the placement of all such transactions.


     The Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers-dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds' shares so long as such selection is based on the quality of the broker's execution and not on its sales efforts.


     Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group managed by the Adviser, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect adversely the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire nor take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, any of its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.

     For the fiscal year ended March 31, 2006, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid brokerage commissions of $70,845, $25,461, $7,221, $16,330 and $34,410 respectively. For the fiscal year ended March 31, 2007, Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund paid brokerage commissions of $63,583, $31,016, $17,618, $13,392 and $28,244
respectively. For the fiscal year ended March 31, 2008, Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Midcap Fund (from Fund commencement of operations on September 24, 2007), Walden Social Balanced Fund and Walden Social Equity Fund paid brokerage commissions of $72,860, $34,153, $30,774, $7,003, $19,396 and $41,522 respectively.

     The Walden Small Cap Innovations Fund had not commenced operations as of the date of this SAI.

Administrator And Fund Accounting Services

     Citi serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated as of March 23, 1999, as amended (the "Administration Agreement"). Prior to its acquisition by Citigroup on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc. The Administrator assists in supervising all operations of the Funds.

     Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Group or its designee in the preparation of, and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

     The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets.

     For the fiscal year ended March 31, 2005, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid the BISYS Fund Services Ohio, Inc., the prior Administrator (the "Prior Administrator"), Administrative Fees of $330,581, $76,512, $52,014 and $84,829, respectively and the Prior Administrator voluntarily waived administrative fees of $85,317, $19,746,$13,424 and $21,893. For the fiscal year ended March 31, 2006, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Walden Social Balanced Fund and Walden Social Equity Fund paid the Prior Administrator administrative fees of $343,597, $87,167, $57,817 and $92,625, respectively and the Prior Administrator voluntarily waived administrative fees of $91,266, $23,089, $15,341 and $24,569, respectively. For the period from December 16, 2005 (commencement of operations) through March 31, 2006, the Boston Trust Small Cap Fund paid the Prior Administrator administrative fees of $4,750 and the Prior Administrator voluntarily waived administrative fees of $1,248. For the fiscal year ended March 31, 2007, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid the Prior Administrator Administrative Fees of $327,365, $105,187, $31,188, $59,136 and $97,503,
respectively and the Prior Administrator voluntarily waived administrative fees of $88,241, $28,260, $8,329,$16,685 and $25,514, respectively. For the fiscal year ended March 31, 2008, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Midcap Fund (from commencement of operations on September 24, 2007 to March 31, 2008), Walden Social Balanced Fund, and Walden Social Equity Fund paid the Administrator and Prior Administrator total Administrative Fees of $366,478, $132,649, $59,866, $14,216, $64,714 and $104,746, respectively and the Administrator and Prior Administrator together voluntarily waived administrative fees of $103,430, $37,447, $16,762, $4,054, $18,238 and $29,595, respectively. The Walden Small Cap Innovations Fund had not commenced operations as of the date of this SAI.

     The Administration Agreement is renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

     In addition, Citi provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of March 23, 1999 as amended. Under such Agreement, Citi maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, affirmation to the Funds' custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Distributor

     Foreside serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated as of August 1, 2007, as amended (the "Distribution Agreement").Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     In its capacity as Distributor, Foreside enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds' shares. Foreside receives annual compensation of $18,750 under the Distribution Agreement. Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside's services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments.

Prior its acquisition by Foreside Distributors, LLC on August 1, 2007, the Distributor was known as BISYS Fund Services Limited Partnership, 690 Taylor Road, Suite 150, Gahanna, OH 43230.


Custodian

     Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108 (the "Custodian"), serves as the Funds' custodian pursuant to the Custody Agreement dated as of December 8, 2005, as amended. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. The Custodian is an affiliate of the Funds and it receives fees for the custodial services it provides.

Transfer Agency Services

     Boston Trust & Investment Management Company serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated as of March 23, 1999, as amended. Pursuant to such Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

Shareholder Services Agreements

     The Fund has authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

     The Funds are entitled to enter into Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations ("Authorized Service Providers") for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee which may be based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship, on a fixed dollar amount for each account serviced by the Authorized Service Provider, or some combination of each of those methods of calculation. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Funds in establishing and maintaining shareholder accounts and records; (5) assisting customers in changing account options, account designations and account addresses; (6) sub-accounting for all Fund share transactions at the shareholder level; (7) crediting distributions from the Funds to shareholder accounts; (8) determining amounts to be reinvested in the Funds; and (9) providing such other administrative services as may be reasonably requested and which are deemed necessary and beneficial to the shareholders of the Funds.

                    PAYMENT OF ADDITIONAL CASH COMPENSATION

     On occasion, the Adviser or the Distributor may make payments out of their respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser's promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as "additional cash compensation" and are in addition to the payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser or Distributor and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales and other the expenses paid by a Fund.

     Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"); (b) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

     Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

     The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Independent Registered Public Accounting Firm

     The independent registered public accounting firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent accountants for the Funds for their current fiscal year. The independent registered public accounting firm performs an annual audit of the Funds' financial statements and provides other related services. Reports of their activities are provided to the Group's Board of Trustees.

Legal Counsel

     Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, is counsel to the Group.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

     The Group is a Massachusetts business trust organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Funds will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Funds. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be acted effectively upon with respect to the Funds only if approved by a majority of the outstanding shares of the Funds. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

     Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Control  Persons and Principal Holders of Securities

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. The following tables set forth information concerning such persons that, to the knowledge of the Trust's Board of Trustees, owned, of record or beneficially, at least five percent of a Fund's Shares as of August 8, 2008:

                                             Percent             Nature of
  Fund              Name and Address        Ownership            Ownership
  ----              ----------------        ---------            ---------
Boston         Boston Trust & Investment       95.66%              Record
Trust          Management Co.
Balanced       1 Beacon Street
               Boston, MA 02108

Boston         Boston Trust & Investment       99.92%              Record
Trust          Management Co.
Equity         1 Beacon Street
               Boston, MA 02108

Boston         Boston Trust & Investment       82.08%              Record
Trust          Management Co.
Small Cap      1 Beacon Street
               Boston, MA 02108

               SEI Private Trust Company       13.99%              Record
               1 Freedom Valley Drive
               Oaks, PA 19456

Boston         Boston Trust & Investment      100.00%              Record
Trust          Management Co.
Midcap         1 Beacon Street
               Boston, MA 02108

Walden         Boston Trust & Investment       61.69%              Record
Social         Management Co.
Balanced       1 Beacon Street
               Boston, MA 02108

               Fidelity Investments            36.01%              Record
               100 Magellan Way
               Covington, KY 41015

Walden         Fidelity Investments            39.40%              Record
Social         100 Magellan Way
Equity         Covington, KY 41015

               Boston Trust & Investment       37.41%              Record
               Management Co.
               1 Beacon Street
               Boston, MA 02108

               Charles Schwab & Co, Inc.       15.28%              Record
               101 Montgomery Street
               San Francisco, CA 94104

The Trustees and officers, as a group, owned less than 1% of the Fund's outstanding shares.

Vote Of A Majority Of The Outstanding Shares

     As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Funds means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Funds' shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. To qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Funds' investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Funds would be subject to a non-deductible excise tax equal to 4% of the deficiency.

     Although the Funds expect to qualify as a "regulated investment company" and thus to be relieved of all or substantially all of their federal income tax liability, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to their Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

     It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

     The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders. The Code generally provides through 2010 for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment company are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

     Foreign taxes may be imposed on the Funds by foreign countries with respect to its income from foreign securities, if any. It is expected that, because less than 50% in value of each Fund's total assets at the end of its fiscal year will be invested in stocks or securities of foreign corporations, none of the Funds will be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Funds. Any such taxes will be taken as a deduction by the Funds.

     The Funds may be required by federal law to withhold and remit to the U.S. Treasury 28% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Funds by the Shareholder, if such Shareholder (1) fails to furnish the Group with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Group that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

     Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

     MARKET DISCOUNT. If any of the Funds purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Funds in each taxable year in which the Funds own an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security's maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Funds may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to Shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     CONSTRUCTIVE SALES. Under certain circumstance, the Funds may recognize gain from the constructive sale of an appreciated financial position. If the Funds enter into certain transactions in property while holding substantially identical property, the Funds would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Funds' holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and


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

certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Funds' investment company taxable income available to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Funds would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing each Shareholder's basis in his or her Fund shares.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Funds receive a so-called "excess distribution" with respect to PFIC stock, the Funds themselves may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Funds to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. The Funds will themselves be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Funds would be required to include in their gross income their share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Funds' PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

YIELDS AND TOTAL RETURNS

     YIELD CALCULATIONS. Yields on each Fund's Shares are computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a Fund earned during the period is based on the average daily number of Shares of that Fund outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      a - b

                          Yield = 2 [(cd + 1)exp(6) - 1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.
       d = maximum offering price per Share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     During any given 30-day period, the Adviser, Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

     TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of that Fund immediately rather than paid to the investor in cash. A Fund computes the average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual
Total Return   = [(ERV/P)exp(1/n)-1]

Where: ERV    = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P    = hypothetical initial payment of $1,000.
         n    = period covered by the computation, expressed in terms of years.

     The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV/P)-1]

       ERV    = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
        P     = hypothetical initial payment of $1,000.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes
(after taxes on distributions)          = [(ATV(D)/P)exp(1/n)-1]

Where: P      = a hypothetical initial payment of $1,000.
       n      = number of years.
       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

     The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes
(after taxes on distributions and redemptions) = [(ATV(DR)/P)exp 1/n -1]

Where: P       = a hypothetical initial payment of $1,000.
       n       = number of years.
       ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance Comparisons

     Investors may analyze the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, USA Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers.

     From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group; (5) descriptions of investment strategies for one or more of such Funds;
(6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks;
(8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples must state clearly that they are based on an express set of assumptions and are not indicative of the performance of any Fund.

     Current yields or total return will fluctuate from time to time and may not be representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund.

Proxy Voting

     The Board of Trustees of the Group has adopted proxy voting policies and procedures (the "Group Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policy") which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between a Fund's Shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Adviser on the appropriate course of action.

     The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those of shareholders. The Adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Adviser will monitor situations that may result in a conflict of interest between a Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-282-8782, ext. 7050, (2) on the Funds' Form N-PX on the Securities and Exchange Commission's website at http://www.sec.gov, or (3) on the Funds' website at www.btim.com.


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

Disclosure of Fund Portfolio Holdings

     The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds' portfolio securities. A complete list of the Funds' portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q and on the Funds' website at www.btim.com. As a general matter, in order to protect the confidentiality of the Funds' portfolio holdings, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except: (1) to service providers that require such information in the course of performing their duties (such as the Funds' custodian, fund accountants, investment adviser, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality; (2) in marketing materials, provided that the information regarding the portfolio holdings contained therein is at least fifteen days old; or (3) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and
(2) to third-party vendors, such as Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement, or where the Board of Trustees has determined that the polices of the recipient are adequate to protect the information that is disclosed. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement. Such disclosures must be authorized by the President or Chief Compliance Officer of the Adviser and shall be reported periodically to the Board.

     Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of a majority of the Board of Trustees upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Any amendments to these policies and procedures must be approved and adopted by the Board of Trustees. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures, as necessary.

                                  MISCELLANEOUS

     Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals.

     The Group is registered with the Commission as an investment management company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

     The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


                              FINANCIAL STATEMENTS

     Because the Fund has not commenced operations as of the date of this Statement of Additional Information, it has not produced financial statements.

                                       38